EXHIBIT 10.2

California Oaks Realtors                                                                                           (805) 648-5555  ofc

298 S. Seaward Ave                                                                                              (805) 648-5584  fax

Ventura, CA  93003                                                                                              (805) 340-2724  cell

                                            WILSON MILLER

March 26, 2009

This letter will confirm  that the lease agreement between Hamptons Extreme Inc (Tenant) and Seaward Realty Inc (landlord) dated July 2, 2008 is terminated by both parties and is no longer in effect.

/s/ Seaward Realtly, Inc.

 Seaward Realty Inc.